United states

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)

February 13, 2009

MINE CLEARING CORP.

(Exact name of registrant as specified in its chapter)

Nevada                                   000-52944                                     00-0000000

(State of other jurisdiction)          (Commission File Number)     (I.R.S. Employer Identification No.)

#640 – 801 6th Ave., SW, Calgary, Alberta, Canada                                  T2P 3W2

(Address of principal executive offices)                                                      (Zip Code)

Registrant’s telephone number, including area code  (403) 681-6249

Peak Resources Incorporated

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[   ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K

Mine Clearing Corp.

Item 4.01. Changes in Registrant’s Certifying Accountant

On February 12, 2009, Mine Clearing Corp notified Manning Elliott Chartered Accountants (Manning Elliott) they had been terminated as the Company’s auditor. The termination was approved by the Board of Directors.

Manning Elliott had been or principal independent accountants and had reported on the financial statements for the fiscal years ended August 31, 2006, August 31, 2007 and August 31, 2008. Except as described below, the audit report of Manning Elliott on the consolidated financial statements of Mine Clearing Corp. as of and for the fiscal year ended August 31, 2008 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to audit scope or accounting principles. Manning Elliott’s 2008 audit report relating to the audit of Mine Clearing Corp.’s financial statements for the fiscal year ended August 31, 2008 included an emphasis paragraph relating to an uncertainty as to Mine Clearing Corp.’s ability to continue as a going concern in light of our lack of revenues and history of losses.

In connection with the audits of the Company’s consolidated financial statements for the fiscal year ended August 31, 2008 and through the date of this current report, there were: (1) no disagreements between Mine Clearing Corp. and Manning Elliott on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Manning Elliott, would have caused Manning Elliott to make reference to the subject matter of the disagreement in their report on Mine Clearing Corp.’s consolidated financial statements for such year, and (2) no reportable events within the meaning set forth in Item 304 of Regulation S-K.

Mine Clearing Corp. provided Manning Elliott with a copy of this Current Report on Form 8-K before it was filed and requested that they furnish us a letter, addressed to the Securities and Exchange Commission, stating whether they agree with the information disclosed in this Current Report. A copy of the letter when furnished by Manning Elliott in response to that request will be filed with an amended 8K as 8-K/A.

The Company has engaged M&K CPAS, PLLC of Houston, Texas (“MKA”) to assume the role of its new principal independent accountants. The decision to engage MKA was approved by the Board of Directors on February 11, 2008. Mine Clearing Corp. signed the MKA engagement letter on February 11, 2009.

During the periods ended August 31, 2008, and through the date of the firms engagement the Registrant did not consult with MKA with regard to:

1.

the application of accounting principles to a specified transaction, either completed or proposed: or the type of audit opinion that might be rendered on Registrant’s financial statements; or

2.

any matter that was either the subject of a disagreement or a reportable event (as described in Item 304 of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Mine Clearing Corp.(Registrant)

Dated:  February 13, 2009

/s/ Larry Olson

Larry Olson, CEO